Exhibit 99.1

Inseego Reports Second Quarter 2019 Financial Results
Sequential revenue growth of 15%
Commercial launch of 5G mobile broadband hotspot with Verizon in July
Continued expansion of global 5G pipeline
SAN DIEGO—August 6, 2019—Inseego Corp. (Nasdaq: INSG) (the “Company”), a pioneer in 5G and intelligent IoT device-to-cloud solutions, today reported the following results for the second quarter ended June 30, 2019. The Company reports second quarter revenues of $55.9 million, GAAP operating loss of $5.2 million, GAAP net loss of $10.8 million, or net loss of $0.14 per share, adjusted EBITDA of $3.0 million and non-GAAP net loss of $0.03 per share. Cash and cash equivalents at the end of the period, including restricted cash, was $20.3 million.
“We solidified our leadership position with another industry-first milestone, the launch of our new 5G NR mobile broadband hotspot with Verizon,” said Chairman and CEO Dan Mondor. “The global 5G opportunity pipeline is expanding rapidly and we’re increasing investments in product development and sales and marketing to capitalize on this extraordinary window of opportunity.”
Corporate Highlights

-	Revenue of $55.9 million, at the high end of guidance, up 15.1% sequentially and 13.9% year-over-year

-	Accelerating investments to drive growth of the global 5G business
IoT & Mobile Solutions

-	Q2 2019 revenue of $40.0 million, 26% year-over-year growth

-	Launched 5G MiFi M1000 mobile broadband hotspot with Verizon nationwide in July

-	5G live network trials and testing progressing with service providers worldwide

-	Launched MiFi 8000 gigabit LTE mobile broadband hotspot with Sprint

-	On target to achieve FirstNet certification for the USB800 4G LTE modem in the third quarter

-	Gaining traction in the SD-WAN market and partnering with another leading SD-WAN provider
Enterprise SaaS Solutions

-	Q2 2019 revenue of $15.9 million

-	Leading indicators for Ctrack signal a return to growth in the second half of 2019

-	11% year-over-year subscription growth in Europe and United Kingdom fleet business in the first half of 2019

-	Two aviation design wins in Europe and Asia and phase one deployment with a UK-based regional airline
“We had strong top-line performance this quarter with over 15% sequential growth,” said Steve Smith, EVP and CFO of Inseego. “We expect further revenue growth and gross margin improvements in the second half of 2019.”
Third Quarter Outlook
The following statements are forward-looking and actual results may differ materially. Please see the section titled “Cautionary Note Regarding Forward-Looking Statements” at the end of this news release. A more detailed description of risks related to our business is included in the reports filed by the Company with the Securities and Exchange Commission (the “SEC”). Our guidance for the third quarter of 2019 reflects current business indicators and expectations as of the date of this news release, including current exchange rates for foreign currencies.

Inseego Consolidated	Third Quarter 2019 Outlook
Revenue	$58.0 million - $62.0 million
Adjusted EBITDA	$3.0 million - $4.5 million

IoT & Mobile Solutions
Revenue	$43.0 million - $45.0 million

Enterprise SaaS Solutions
Revenue	$15.0 million - $17.0 million
Conference Call Information
Inseego will host a conference call and live webcast for analysts and investors today at 5:00 p.m. ET. A Q&A session with analysts will be held live directly after the prepared remarks. To access the conference call:

•	In the United States, call 1-844-881-0135

•	International parties can access the call at 1-412-317-6727
An audio replay of the conference call will be available beginning one hour after the call, through August 21, 2019. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 10129587 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company’s website before the conference call begins.
About Inseego Corp.
Inseego Corp. (Nasdaq: INSG) is an industry pioneer in 5G and intelligent IoT device-to-cloud solutions that enables high performance mobile applications for large enterprise verticals, service providers and small-medium businesses around the globe. Our product portfolio consists of Enterprise SaaS Solutions and IoT & Mobile Solutions, which together form the backbone of compelling, intelligent, reliable and secure IoT services with deep business intelligence. Inseego powers mission critical applications with a “zero unscheduled downtime” mandate, such as asset tracking, fleet management, industrial IoT, SD WAN failover management and mobile broadband services. Our solutions are powered by our key innovations in purpose-built SaaS cloud platforms, IoT and mobile technologies including the newly emerging 5G technology. www.inseego.com #Making5GReal
Cautionary Note Regarding Forward-Looking Statements
Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our outlook for the third quarter ending September 30, 2019 and our future business outlook, the future demand for our products, as well as other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from our expectations.
Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the future demand for wireless broadband access to data and asset management software and services; (2) the growth of wireless wide-area networking and asset management software and services; (3) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (4) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (5) dependence on third-party manufacturers and key component suppliers worldwide; (6) the impact that new or adjusted tariffs may have on the cost of components or our products, and our ability to sell products internationally; (7) the impact of fluctuations of foreign currency exchange rates; (8) the impact of geopolitical instability on our ability to source components and manufacture our products; (9) unexpected liabilities or expenses; (10) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (11) litigation, regulatory and IP developments related to our products or components of our products;

(12) dependence on a small number of customers for a significant portion of the Company’s revenues; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; and (14) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives, including restructuring activities and the timing of their implementation.
These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.
Non-GAAP Financial Measures
Inseego Corp. has provided financial information in this news release that has not been prepared in accordance with GAAP. Non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share exclude share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to the Company’s convertible senior notes and term loan, restructuring charges, net of recoveries, and non-recurring legal and other expenses. Adjusted EBITDA also excludes interest, taxes, depreciation and amortization (unrelated to acquisitions, the convertible senior notes and the term loans) and foreign currency transaction gains and losses.
Non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share because we consider each to be an important supplemental measure of our performance.
Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in the Company’s stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share, management excludes certain non-cash and one-time items in order to facilitate comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s view, related to the Company’s ongoing operating performance. Management uses this view of the Company’s operating performance for purposes of comparison with its business plan and individual operating budgets and in the allocation of resources.
The Company further believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.
In the future, the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.
Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.
Inseego Corp.
Media Contact:
Anette Gaven
+1 (619) 993-3058

Anette.Gaven@inseego.com
or
Investor Relations Contact:
Joo-Hun Kim
MKR Group
+1 (212) 868-6760
joohunkim@mkrir.com

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net revenues:
IoT & Mobile Solutions	$39,983	$31,741	$72,764	$60,621
Enterprise SaaS Solutions	15,908	17,316	31,683	35,169
Total net revenues	55,891	49,057	104,447	95,790
Cost of net revenues:
IoT & Mobile Solutions	33,986	24,623	61,586	48,375
Enterprise SaaS Solutions	6,350	6,998	12,546	13,860
Impairment of abandoned product line, net of recoveries	—	(221)	—	355
Total cost of net revenues	40,336	31,400	74,132	62,590
Gross profit	15,555	17,657	30,315	33,200
Operating costs and expenses:
Research and development	5,188	4,968	8,673	9,944
Sales and marketing	7,229	5,635	13,620	11,050
General and administrative	7,449	6,302	13,901	12,797
Amortization of purchased intangible assets	857	931	1,728	1,895
Restructuring charges, net of recoveries	15	643	37	920
Total operating costs and expenses	20,738	18,479	37,959	36,606
Operating loss	(5,183)	(822)	(7,644)	(3,406)
Other income (expense):
Interest expense, net	(5,142)	(5,147)	(10,217)	(10,247)
Other income (expense), net	(72)	(438)	241	(374)
Loss before income taxes	(10,397)	(6,407)	(17,620)	(14,027)
Income tax provision	322	272	570	712
Net loss	(10,719)	(6,679)	(18,190)	(14,739)
Less: Net loss (income) attributable to noncontrolling interests	(60)	19	(74)	29
Net loss attributable to Inseego Corp.	$(10,779)	$(6,660)	$(18,264)	$(14,710)
Per share data:
Net loss per share:
Basic and diluted	$(0.14)	$(0.11)	$(0.24)	$(0.24)
Weighted-average shares used in computation of net loss per share:
Basic and diluted	78,844,666	61,468,129	76,618,142	61,096,886

INSEEGO CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30, 2019	December 31, 2018
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$20,268	$31,015
Restricted cash	61	61
Accounts receivable, net	19,607	20,633
Inventories, net	29,392	26,431
Prepaid expenses and other	7,308	6,212
Total current assets	76,636	84,352
Property, plant and equipment, net	9,224	6,698
Rental assets, net	5,232	5,769
Intangible assets, net	36,760	31,985
Goodwill	33,584	32,942
Right-of-use assets, net	2,709	—
Other assets	509	510
Total assets	$164,654	$162,256
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$35,856	$39,245
Accrued expenses and other current liabilities	14,088	13,024
Convertible senior notes, net	97,194	—
Term loan, net	45,792	—
DigiCore bank facilities	1,046	1,412
Total current liabilities	193,976	53,681
Long-term liabilities:
Convertible senior notes, net	—	93,054
Term loan, net	—	45,046
Deferred tax liabilities, net	4,559	4,457
Other long-term liabilities	3,447	2,543
Total liabilities	201,982	198,781
Stockholders’ deficit:
Common stock	79	74
Additional paid-in capital	562,405	546,230
Accumulated other comprehensive loss	(3,670)	(4,877)
Accumulated deficit	(596,081)	(577,817)
Total stockholders’ deficit attributable to Inseego Corp.	(37,267)	(36,390)
Noncontrolling interests	(61)	(135)
Total stockholders’ deficit	(37,328)	(36,525)
Total liabilities and stockholders’ deficit	$164,654	$162,256

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Cash flows from operating activities:
Net loss	$(10,719)	$(6,679)	$(18,190)	$(14,739)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,769	3,432	7,208	7,319
Provision for bad debts, net of recoveries	155	82	385	314
Provision for excess and obsolete inventory, net of recoveries	27	256	336	1,076
Share-based compensation expense	3,645	1,064	4,702	1,944
Amortization of debt discount and debt issuance costs	2,443	2,443	4,886	4,886
Deferred income taxes	1	(2)	(17)	(6)
Other	560	(49)	680	965
Changes in assets and liabilities:
Accounts receivable	3,978	(5,535)	688	(8,676)
Inventories	3,242	705	(4,608)	3,503
Prepaid expenses and other assets	(1,522)	(674)	(1,208)	2,881
Accounts payable	(7,370)	9,997	(3,861)	904
Accrued expenses, income taxes, and other	(3,231)	243	(1,056)	532
Net cash provided by (used in) operating activities	(5,022)	5,283	(10,055)	903
Cash flows from investing activities:
Purchases of property, plant and equipment	(2,545)	(327)	(2,973)	(653)
Proceeds from the sale of property, plant and equipment	404	5	454	30
Additions to capitalized software development costs and purchases of intangible assets	(4,859)	(544)	(8,801)	(1,099)
Net cash used in investing activities	(7,000)	(866)	(11,320)	(1,722)
Cash flows from financing activities:
Proceeds from the exercise of warrant to purchase common stock	—	—	10,639	—
Net repayment of DigiCore bank and overdraft facilities	(359)	10	(394)	(208)
Principal payments under finance lease obligations	(264)	(151)	(532)	(360)
Principal payments on mortgage bond	—	(81)	—	(166)
Proceeds from stock option exercises and employee stock purchase plan, net of taxes paid on vested restricted stock units	311	177	598	559
Net cash provided by (used in) financing activities	(312)	(45)	10,311	(175)
Effect of exchange rates on cash	724	(1,648)	317	(1,368)
Net increase (decrease) in cash, cash equivalents and restricted cash	(11,610)	2,724	(10,747)	(2,362)
Cash, cash equivalents and restricted cash, beginning of period	31,939	16,173	31,076	21,259
Cash, cash equivalents and restricted cash, end of period	$20,329	$18,897	$20,329	$18,897

INSEEGO CORP.
Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30, 2019		Six Months Ended June 30, 2019
	Net Income (Loss)	Income (Loss) Per Share	Net Income (Loss)	Income (Loss) Per Share
GAAP net loss	$(10,719)	$(0.14)	$(18,190)	$(0.24)
Adjustments:
Share-based compensation expense(a)	3,645	0.05	4,702	0.06
Purchased intangibles amortization(b)	1,357	0.02	2,740	0.04
Debt discount and issuance costs amortization	2,443	0.03	4,886	0.06
Restructuring charges, net of recoveries	15	—	37	—
Non-recurring legal and other expenses	770	0.01	770	0.01
Non-GAAP net loss	$(2,489)	$(0.03)	$(5,055)	$(0.07)

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended June 30, 2019
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Restructuring charges, net of recoveries	Non-recurring legal and other expenses	Non-GAAP
Cost of net revenues	$40,336	$574	$500	$—	$—	$39,262
Operating costs and expenses:
Research and development	5,188	957	—	—	—	4,231
Sales and marketing	7,229	818	—	—	—	6,411
General and administrative	7,449	1,296	—	—	770	5,383
Amortization of purchased intangible assets	857	—	857	—	—	—
Restructuring charges, net of recoveries	15	—	—	15	—	—
Total operating costs and expenses	$20,738	3,071	857	15	770	$16,025
Total		$3,645	$1,357	$15	$770

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Six Months Ended June 30, 2019
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Restructuring charges, net of recoveries	Non-recurring legal and other expenses	Non-GAAP
Cost of net revenues	$74,132	$697	$1,012	$—	$—	$72,423
Operating costs and expenses:
Research and development	8,673	1,132	—	—	—	7,541
Sales and marketing	13,620	1,032	—	—	—	12,588
General and administrative	13,901	1,841	—	—	770	11,290
Amortization of purchased intangible assets	1,728	—	1,728	—	—	—
Restructuring charges, net of recoveries	37	—	—	37	—	—
Total operating costs and expenses	$37,959	4,005	1,728	37	770	$31,419
Total		$4,702	$2,740	$37	$770

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Loss before Income Taxes to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2019	Six Months Ended June 30, 2019
Loss before income taxes	$(10,397)	$(17,620)
Depreciation and amortization(a)	3,769	7,208
Share-based compensation expense(b)	3,645	4,702
Restructuring charges, net of recoveries	15	37
Non-recurring legal and other expenses	770	770
Interest expense, net(c)	5,142	10,217
Other income (expense), net(d)	72	(241)
Adjusted EBITDA	$3,016	$5,073

(a)	Includes depreciation and amortization charges, including amortization of intangible assets purchased through acquisitions.

(b)	Includes share-based compensation expense recorded under ASC Topic 718.

(c)	Includes the amortization of debt discount and issuance costs related to the convertible senior notes and term loan.

(d)	Includes foreign currency transaction gains and losses, net of the gain on the sale of certain fixed assets.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Quarterly Net Revenues by Product Grouping
(In thousands)
(Unaudited)

	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
IoT & Mobile Solutions	$39,983	$32,781	$40,092	$34,636	$31,741
Enterprise SaaS Solutions	15,908	15,775	15,951	15,994	17,316
Total net revenues	$55,891	$48,556	$56,043	$50,630	$49,057